UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 16, 2012
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina 27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment
                   of Certain Officers; Compensatory Arrangements of Certain Officers.

 (e)

           On August 16, 2012, at the annual meeting of shareholders (the “Annual Meeting”) of RF Micro Devices, Inc. (“RFMD”), RFMD shareholders approved the RF Micro Devices, Inc. 2012 Stock Incentive Plan (the “2012 Plan”).  The 2012 Plan, under which awards can be granted until August 19, 2022 or the 2012 Plan’s earlier termination, provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted awards in the form of restricted stock awards and restricted stock units, performance awards in the form of performance shares and performance units, phantom stock awards and other stock-based awards to selected employees, directors and independent contractors of RFMD and its affiliates.

The maximum number of shares issuable under the 2012 Plan may not exceed the sum of (a) 17,000,000 shares, plus (b) any shares of common stock (i) remaining available for the grant of awards as of the 2012 Plan effective date under RFMD’s 2003 Stock Incentive Plan, 2006 Directors Stock Option Plan, 1999 Stock Incentive Plan, 1997 Key Employees’ Stock Option Plan, 1992 Stock Option Plan and any other stock incentive plans maintained by RFMD (each a “Prior Plan”), and/or (ii) subject to an award granted under a Prior Plan if the award is forfeited, canceled, terminated, expires or lapses for any reason.  Of the amount described in the preceding sentence, no more than 17,000,000 shares may be issued under the 2012 Plan pursuant to the grant of incentive stock options.  In addition, under the 2012 Plan, in any 12-month period, (i) no participant may be granted options and SARs that are not related to an option for more than 2,000,000 shares of common stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of an award); and (ii) no participant may be granted awards other than options or SARs that are settled in shares of common stock for more than 2,000,000 shares of common stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of an award). The share and award limitations are subject to adjustment for anti-dilution purposes as provided in the 2012 Plan.

          The foregoing summary description of the 2012 Plan is qualified in its entirety by reference to the actual terms of the 2012 Plan, which is incorporated herein by reference as Exhibit 10.1.  For additional information regarding the 2012 Plan, please refer to “Proposal 3 – Approval of 2012 Stock Incentive Plan” on pages 42-49 of RFMD’s 2012 definitive proxy statement, as filed with the Securities and Exchange Commission on July 2, 2012, which is incorporated herein by reference as Exhibit 10.2.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a), (b)

            On August 16, 2012, at the Annual Meeting, RFMD shareholders (i) elected each of the director nominees, (ii) approved, on an advisory basis, the compensation of RFMD’s named executive officers, (iii) approved the 2012 Plan, (iv) approved the amendment of the Employee Stock Purchase Plan to increase the number of shares authorized for issuance, and (v) ratified the appointment of Ernst & Young LLP as RFMD’s independent registered public accounting firm for the fiscal year ending March 30, 2013.

The final voting results with respect to each of the five proposals are set forth below:

Proposal 1.  To elect the eight directors named in RFMD’s proxy statement to serve a one-year term and until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification.

	Number of Shares
	Voted For	Withheld	Broker Non-Votes
Walter H. Wilkinson, Jr.	185,753,025	2,808,235	63,913,756
Robert A. Bruggeworth	185,842,575	2,718,685	63,913,756
Daniel A. DiLeo	186,246,097	2,315,163	63,913,756
Jeffery R. Gardner	186,373,510	2,187,750	63,913,756
John R. Harding	186,370,042	2,191,218	63,913,756
Masood A. Jabbar	186,402,980	2,158,280	63,913,756
Casimir S. Skrzypczak	186,248,407	2,312,853	63,913,756
Erik H. van der Kaay	185,806,014	2,755,246	63,913,756

	Number of Shares
	Voted For	Voted Against	Abstaining	Broker Non-Votes
Proposal 2. To approve, on an advisory basis, the compensation of RFMD’s named executive officers.	181,598,300	6,618,759	344,201	63,913,756

Number of Shares
	Voted For	Voted Against	Abstaining	Broker Non-Votes
Proposal 3. To approve the 2012 Stock Incentive Plan	174,110,585	14,179,082	271,593	63,913,756

	Number of Shares
	Voted For	Voted Against	Abstaining	Broker Non-Votes
Proposal 4. To approve the amendment of the Employee Stock Purchase Plan to increase the number of shares authorized for issuance.	183,269,082	5,055,977	236,201	63,913,756

Proposal 5. To ratify the appointment of Ernst & Young LLP as RFMD’s independent registered public accounting firm for the fiscal year ending March 30, 2013.	247,666,524	4,072,757	735,735	N/A

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits

10.1     RF Micro Devices, Inc. 2012 Stock Incentive Plan, incorporated herein by reference to Exhibit 99 to the Registration Statement on Form S-8 (File No. 333-
            183356) filed on August 16, 2012*

10.2     Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange
                         Commission on July 2, 2012 and incorporated herein by reference.

            * Executive compensation plan or agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By: /s/ Barry D. Church
                                                                                   Barry D. Church
                                                                                   Vice President and Corporate Controller

Date:    August 17, 2012

EXHIBIT INDEX

Exhibit No.        Description of Exhibit

     10.1              RF Micro Devices, Inc. 2012 Stock Incentive Plan, incorporated herein by reference to Exhibit 99 to the Registration Statement on Form S-8 (File No. 333-
                          183356) filed on August 16, 2012*

     10.2              Definitive Proxy Statement, filed on Schedule 14A with the Securities and
                           Exchange Commission on July 2, 2012 and incorporated herein by reference.

* Executive compensation plan or agreement